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                                 EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-4562) of BEC Group, Inc. of our report dated March 8, 1996, except as to Notes 2 and 10 which are as of May 3, 1996, appearing in this Current Report Form 8-K dated June 7, 1996.









Dallas, Texas
June 6, 1996





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